                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)           May,  1996
                                                 ---------------------------

                             HARRIER, INC.
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


    Delaware                           1-9925                     87-0427731
--------------------------------------------------------------------------------
(State or other  jurisdiction           (Commission            (IRS Employer
       of incorporation                 File Number         Identification No.)


    2200 Pacific Coast Highway, #301  Hermosa Beach, CA            90254
--------------------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code         310-376-7721
                                                   -------------------------

                        N/A
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

In May 1996 Harrier, Inc. ("the Company") changed its accounting firm from Coopers & Lybrand LLP to Raimondo, Pettit & Glassman. The Company had no disagreements on accounting issues with its prior accountants. The change was made for financial reasons only.






                                      SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Harrier, Inc.


Dated:   October 25, 1996         /s/Kevin DeVito
                                  -----------------------------
                                  Kevin DeVito - President